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Exhibit 99.4

19 ENTERTAINMENT LIMITED

UNAUDITED CONSOLIDATED PROFIT AND LOSS ACCOUNTS

	Note	For the six months ended 31 December 2004 £ '000	For the six months ended 31 December 2003 £ '000
Revenues	2	13,376	13,562
Cost of sales		(6,944)	(5,800)

Gross profit		6,432	7,762
Administration expenses		(7,231)	(5,824)

Operating (loss)/profit	3	(799)	1,938
Interest receivable		48	32
Interest payable and similar charges		(2)	(2)

(Loss)/profit on ordinary activities before taxation		(753)	1,968
Tax benefit/(charge) on (loss)/profit on ordinary activities	4	241	(852)

(Loss)/profit on ordinary activities after taxation		(512)	1,116

(Loss)/profit for the financial period retained		(512)	1,116
Profit and loss account brought forward		7,558	4,160

Profit and loss account carried forward		7,046	5,276

        The above results are derived from continuing activities.

        There are no recognized gains or losses for the current or prior periods, other than as stated in the profit and loss accounts. Accordingly, no statement of total recognized gains or losses is given.

        The accompanying notes are an integral part of the Unaudited Consolidated Interim Financial Statements.

19 ENTERTAINMENT LIMITED

UNAUDITED CONSOLIDATED BALANCE SHEETS

	Note	31 December 2004 £ '000	30 June 2004 £ '000
Fixed assets
Intangible assets		105	112
Tangible assets		1,072	1,042
Investments		203	—

		1,380	1,154
Currents assets
Stocks	5	5,128	4,634
Debtors	6	10,446	18,570
Cash at bank and in hand		2,638	2,455

		18,212	25,659
Creditors: amounts falling due within one year	7	(5,484)	(12,193)

Net current assets		12,728	13,466

Total assets less current liabilities		14,108	14,620
Creditors: amounts falling due after more than one year	8	(2,368)	(2,368)
Provisions for liabilities and charges		(12)	(12)

Net assets		11,728	12,240

Capital and reserves
Called up share capital		—*	—*
Share premium account		4,682	4,682
Profit and loss account		7,046	7,558

Equity shareholders' funds		11,728	12,240

*
Amounts round to less than one thousand pounds sterling.

The accompanying notes are an integral part of the Unaudited Consolidated Interim Financial Statements.

19 ENTERTAINMENT LIMITED

UNAUDITED CONSOLIDATED CASH FLOW STATEMENTS

	Note	For the six months ended 31 December 2004 £ '000	For the six months ended 31 December 2003 £ '000
Net cash inflow from operating activities	5	7,658	6,576
Returns on investments and servicing of finance
Interest received		48	32
Interest paid		(2)	(2)

Net cash inflow from returns on investments and servicing of finance		46	30
Taxation		(3,069)	(485)
Capital expenditure and financial investment
Payment to acquire tangible fixed assets		(198)	(406)
Sale of tangible fixed assets		1	—

Net cash outflow from capital expenditure		(197)	(406)
Acquisitions and disposals
Investment		(203)	—*
Equity dividends paid		(2,997)	(2,754)

Net cash inflow/(outflow) before financing and increase/(decrease) in net cash in the period	7	1,238	2,962

*
Amounts round to less than one thousand pounds sterling.

The accompanying notes are an integral part of the Unaudited Consolidated Interim Financial Statements.

19 ENTERTAINMENT LIMITED

NOTES TO THE UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES

        19 Entertainment Limited, together with its subsidiaries, (collectively, the "Company"), manages its licensed artists' careers by creating and producing television and films, managing and exploiting music recordings for licensed artists, promoting artists with brand and licensing partners and running tours for licensed artists.

  Basis of accounting

        The results for the interim periods ended 31 December 2004 and 2003, which are unaudited, have been prepared in accordance with the accounting principles generally accepted in the United Kingdom ("UK GAAP"). It is recommended that this financial report be read in conjunction with the annual financial report for the year ended 30 June 2004 ("2004 annual report") and any public announcements made by the Company during the period.

        The accounting policies have been consistently applied by the Company and are consistent with those applied in the 2004 annual report. Certain information and footnote disclosures normally included in financial statements prepared in accordance with UK GAAP have been condensed or omitted. In the opinion of management, the financial statements reflect all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the financial position, results of operations and cash flows of the Company for the interim periods presented and are not necessarily indicative of a full year's results.

        The 30 June 2004 balance sheet was derived from audited financial statements but does not include all disclosures required by UK GAAP. However, the Company believes that the disclosures are adequate to make the information presented not misleading.

        The financial information set out in this statement relating to the year ended 30 June 2004 does not constitute statutory accounts for that period. Full audited accounts of the Company in respect of that financial period have been delivered to the registrar of Companies.

2. REVENUES

        The turnover and (loss)/profit before tax are attributable to the one principal activity of the Company, which is management of artists.

        An analysis of Revenues is given below:

	For the six months ended 31 December 2004 £'000	For the six months ended 31 December 2003 £'000
Revenues by origin and destination:
United Kingdom	3,614	6,087
United States	7,381	5,603
Rest of world	2,381	1,872

	13,376	13,562

3. OPERATING (LOSS)/PROFIT

        Operating (loss)/profit is stated after charging:

	For the six months ended 31 December 2004 £'000	For the six months ended 31 December 2003 £'000
Depreciation	167	130
Amortization	7	7
Operating lease costs	127	126

4. TAX BENEFIT/(CHARGE) ON (LOSS)/PROFIT ON ORDINARY ACTIVITIES

	For the six months ended 31 December 2004 £'000	For the six months ended 31 December 2003 £'000
Current tax
Corporation tax	174	(864)
Deferred tax
Timing differences, origination and reversal	67	12

Tax benefit/(charge) on (loss)/profit on ordinary activities	241	(852)

5. STOCKS

	31 December 2004 £'000	30 June 2004 £'000
Stocks	5,128	4,634

        Stocks comprises of (i) the unamortized cost of completed films/television programs and recoupable recording costs and (ii) the cost of recoupable recording projects and films and television projects in development.

6. DEBTORS

	31 December 2004 £'000	30 June 2004 £'000
Trade debtors	1,883	3,776
Other debtors including taxation and social security	3,413	654
Prepayments and accrued income	5,083	14,114
Deferred tax	67	24
Other	—	2

	10,446	18,570

        Debtors represent accounts receivable, prepaid expenses and accrued income for the Company.

7. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	31 December 2004 £'000	30 June 2004 £'000
Bank overdraft	—	1,055
Trade creditors	753	492
Amounts owed under sale and leaseback facility	87	87
Directors current account	32	2,262
Other creditors including taxation and social security	249	3,899
Accruals and deferred income	4,363	4,398

	5,484	12,193

8. CREDITORS: AMOUNTS FALLING AFTER MORE THAN ONE YEAR

	31 December 2004 £'000	30 June 2004 £ '000
Amounts owed under sale and leaseback facility	2,368	2,368

9. RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	For the six months ended 31 December 2004 £'000	For the six months ended 31 December 2003 £'000
Operating (loss)/profit	(799)	1,938
Depreciation and amortization	174	137
Decrease/(increase) in debtors	8,124	6,908
Increase/(decrease) in creditors	653	(781)
Decrease in stocks	(494)	(1,602)
Increase in provisions	—	23

Net cash inflow from operating activities	7,658	6,576

10. RECONCILIATION OF NET CASH FLOW TO MOVEMENTS IN NET FUNDS

	For the six months ended 31 December 2004 £'000	For the six months ended 31 December 2003 £'000
Increase/(decrease) in cash in the period	1,238	2,962

Movement in net funds in the period	1,238	2,962
Net funds as of 1 July	1,400	6,255

Net funds as of 31 December	2,638	9,217

11. ANALYSIS OF NET FUNDS

	As of 30 June 2004 £'000	Cash flows £'000	As of 31 December 2004 £'000
Cash in hand and at bank	2,455	183	2,638
Bank overdrafts	(1,055)	1,055	—

	1,400	1,238	2,638

12. SUBSEQUENT EVENT

        The Company was acquired by CKX Inc., formerly known as Sports Entertainment Enterprises, Inc., ("Acquirer") pursuant to a Share Purchase Agreement dated 17 March 2005. The total consideration consisted of £64.5 million in cash and 1,870,558 shares of the acquirer's common stock, each paid at closing, and an additional £19.2 million in either cash or additional shares following delivery of audited results for the Company's fiscal year ending 30 June 2005.

        In addition, Acquirer has entered into a long-term agreement with Simon Fuller, the founder and the majority shareholder of the Company. Mr. Fuller will also be appointed a director of the Acquirer.

13. SUMMARY OF DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA

        The Company's consolidated financial statements are prepared in accordance with UK GAAP, which differ in certain respects from accounting principles generally accepted in the United States of America ("US GAAP"). Differences which have a significant effect on the consolidated net income, shareholders' equity and the financial position of the Company are set out below.

        The accounting policies have been consistently applied by the Company and are consistent with those applied in Note 24, Summary of Differences between Accounting Principles Generally Accepted in the United Kingdom and the United States of America ("Note 24"), in the 2004 annual report. It is recommended that this footnote be read in conjunction with Note 24. Certain information and disclosures normally included have been condensed or omitted.

14. SUMMARY OF DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED KINGDOM AND THE UNITED STATES OF AMERICA

  Effect on Operating and Net Income of differences between UK and US GAAP

	For the six months ended 31 December 2004 £'000	For the six months ended 31 December 2003 £'000
Operating (loss)/profit in accordance with UK GAAP	(799)	1,938
US GAAP adjustments:
Revenue recognition:
Recordings revenues	2,423	(35)
Film and television revenues	364	(1,254)
Sponsorship & merchandising revenues	1,047	(1,058)
Stocks:
Capitalized artist advances & recoupable recording costs	(1,168)	(1,285)
Capitalized film & television costs	(939)	—
Films and television projects in development	506	245
Foreign currency translation	65	47
Derivatives	336	—

Operating income/(loss) in accordance with US GAAP	1,835	(1,402)

	For the six months ended 31 December 2004 £'000	For the six months ended 31 December 2003 £'000
(Loss)/profit for the financial period in accordance with UK GAAP	(512)	1,116
US GAAP adjustments:
Revenue recognition:
Recordings revenues	2,423	(35)
Film and television revenues	364	(1,254)
Sponsorship & merchandising revenues	1,047	(1,058)
Stocks:
Capitalized artist advances & recoupable recording costs	(1,168)	(1,285)
Capitalized film & television costs	(939)	—
Films and television projects in development	506	245
Sale leaseback	12	12
Foreign currency translation	65	47
Derivatives	336	—
Deferred tax	(774)	1,013

Net income/(loss) in accordance with US GAAP	1,360	(1,199)

  Cumulative effect on shareholders' equity of differences between UK and US GAAP

	31 December 2004 £'000	30 June 2004 £'000
Shareholders' equity in accordance with UK GAAP	11,728	12,240
US GAAP adjustments:
Revenue recognition:
Recordings revenues	(623)	(3,046)
Film and television revenues	(803)	(1,167)
Sponsorship & merchandising revenues	(1,027)	(2,074)
Stocks:
Capitalized artist advances & recoupable recording costs	(3,845)	(2,677)
Capitalized film & television costs	61	1,000
Films and television projects in development	1,185	679
Sale leaseback	(297)	(309)
Derivatives	356	20
Deferred tax	1,498	2,272
Dividends	—	243

Shareholders' equity in accordance with US GAAP	8,233	7,181

  Cash Flows

        Set out below is a summary consolidated statement of cash flows under US GAAP:

	For the six months ended 31 December 2004 £'000	For the six months ended 31 December 2003 £'000
Cash was provided by/(used in):
Operating activities	4,540	6,093
Investing activities	(400)	(406)
Financing activities	(4,052)	(2,754)

Net increase in cash and cash equivalents	88	2,933
Effect of exchange rate changes on cash	95	28
Cash and cash equivalents as of the beginning of the period	—	3,725

Cash and cash equivalents as of the end of the period	183	6,686

Operating activities:
Net cash inflow from operating activities	7,658	6,576
Effect of exchange rate changes	(95)	(28)
Interest received	48	32
Interest paid	(2)	(2)
UK Corporation tax paid	(3,069)	(485)

Net cash provided by operating activities (US GAAP)	4,540	6,093

Investing activities:
Net cash outflow from capital expenditure	(197)	(406)
Acquisition and disposals	(203)	—
Net cash outflow from equity dividends paid	(2,997)	(2,754)
Dividends paid	2,997	2,754

Net cash used in investing activities (US GAAP)	(400)	(406)

Financing activities:
Net cash inflow from financing	—	—
Bank overdrafts	(1,055)	—
Dividends paid	(2,997)	(2,754)

Net cash outflow from financing (US GAAP)	(4,052)	(2,754)

        Non-cash investing activities, related to conversion of a debtor to a cost method investment, is £203 thousand and an amount under one thousand pounds sterling, for the six months ended 31 December 2004 and 2003, respectively.

  Classification Differences

        In addition to the differences between UK and US GAAP related to the recognition and measurement of transactions by the Company, there are also a number of differences in the manner in which items are classified in the unaudited consolidated interim profit and loss accounts and the unaudited consolidated interim balance sheet. These classification differences have no impact on net income or shareholders' equity.

  c)
  Restricted cash–Under UK GAAP, the Company has presented cash which is restricted and can only be used to satisfy obligations associated with the sale and leaseback within cash at bank and in hand.

    Under US GAAP, such restricted cash is classified separately from cash and cash equivalents on the balance sheet given it is legally restricted as to usage. As of 31 December 2004, £87 thousand and £2.4 million are classified as restricted cash within current assets and non-current assets, respectively, based on the maturity dates of amounts owed under the sale and leaseback facility. As of 31 December 2003, £76 thousand and £2.5 million are classified as restricted cash in current assets and non-current assets, respectively.

  b)
  Sale and leaseback gain–Under UK GAAP, the Company has presented the amortization of the deferred gain on the sales and leaseback transaction as a reduction to cost of sales. Under US GAAP, the Company has presented the amortization of the deferred gain as a reduction to finance charges.

  New accounting pronouncements not yet adopted

  US GAAP

  •
  In March 2004, the EITF reached a consensus on Issue 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, (EITF 03-01). EITF 03-01 is applicable to (a) debt and equity securities within the scope of SFAS 115, (b) debt and equity securities within the scope of SFAS 124 and that are held by an investor that reports a performance indicator, and (c) equity securities not within the scope of SFAS 115 and not accounted for under the APB 18's equity method (e.g., cost method investments). EITF 03-01 provides a step model to determine whether an investment is impaired and if an impairment is other-than-temporary. In addition, it requires that investors provide certain disclosures for cost method investments and, if applicable, other information related specifically to cost method investments, such as the aggregate carrying amount of cost method investments, the aggregate amount of cost method investments that the investor did not evaluate for impairment because an impairment indicator was not present, and the situations under which the fair value of a cost method investment is not estimated. The disclosures relating to cost method investments should not be aggregated with other types of investments. The effective date for the prospective application of EITF 03-01 impairment model to all current and future investments has been delayed by FASB Issues FASB Staff Position EITF 03-01-1. The recognition and measurement requirements are effective for annual periods for fiscal years ending after 15 June 2004. The adoption of the disclosure requirements as of 31 December 2004 did not have a material impact on the results of operations, financial position or cash flows of the Company. The Company does not anticipate that adoption of application of the impairment model will have a material impact on its results of operations, financial position or cash flows.

  •
  At the 17-18 November 2004 meeting, the EITF reached a consensus on EITF 03-13, Applying the Conditions in Paragraph 42 of SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets, in Determining Whether to Report Discontinued Operations. The purpose of the EITF is to clarify when a disposition should be classified as a discontinued operation caused by the contravening wording of paragraph 42 of SFAS 144. The Task Force reached a consensus that classification of a disposed component as a discontinued operation is appropriate only if the ongoing entity:

      Step 1: Has no continuing direct cash flows (a term EITF 03-13 introduces to interpret paragraph 42(a)); and,

      Step 2: Does not retain an interest, contract, or other arrangement sufficient to enable it to exert significant influence over the disposed component's operating and financial policies after the disposal transaction (an interpretation of paragraph 42(b)).

      EITF 03-13 should be applied to components that are disposed of or classified as held for sale in periods beginning after 15 December 2004. Previously reported operating results within an enterprise's fiscal year that includes the ratification date may be reclassified to reflect the consensus. The Company does not anticipate that the adoption of EITF 03-13 will have a material impact on its results of operations, financial position or cash flows.

  •
  On 24 November 2004, the FASB issued SFAS 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. The amendments made by SFAS 151 clarify that "abnormal" amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. SFAS 151 is the result of a broader effort by the FASB to improve the comparability of cross-border financial reporting by working with the International Accounting Standards Board (IASB) toward development of a single set of high-quality accounting standards. The FASB and the IASB noted that ARB 43, Chapter 4 and IAS 2, Inventories, are both based on the principle that the primary basis of accounting for inventory is cost. Both of those accounting standards also require that "abnormal" amounts of idle freight, handling costs, and wasted materials be recognized as period costs; however, the Boards noted that differences in the wording of the two standards could have led to the inconsistent application of those similar requirements. The FASB concluded that clarifying the existing requirements in ARB 43 by adopting language similar to that used in IAS 2 is consistent with its goals of improving financial reporting in the United States and promoting convergence of accounting standards internationally. The guidance is effective for inventory costs incurred during fiscal years beginning after 15 June 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after 23 November 2004. The Company does not anticipate that the adoption of SFAS 151 will have a material impact on its results of operations, financial position or cash flows.

  •
  In December 2004, the FASB issued SFAS 153, Exchanges of Nonmonetary Assets–an amendment of APB Opinion No. 29, which amends APB 29, Accounting for Nonmonetary Transactions, to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after 15 June 2005. The Company is currently evaluating the impact of SFAS 153 on its results of operations, financial position and cash flows.

  •
  In December 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payments or ("SFAS 123R"). This statement eliminates the option to apply the intrinsic value measurement provisions of Accounting Principals Board Opinion No. 25, Accounting for Stock Issued to Employees to stock compensation awards issued to employees. Rather, SFAS 123R requires companies to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide services in exchange for the award–the requisite service period (usually the vesting period). SFAS 123R applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date. For public entities that do not file as small business issuers, SFAS 123R is effective for the first interim or annual reporting period that begins after 15 June 2005. The Company is currently evaluating the impact of SFAS 123R on its results of operations, financial position or cash flows.

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19 ENTERTAINMENT LIMITED UNAUDITED CONSOLIDATED PROFIT AND LOSS ACCOUNTS
19 ENTERTAINMENT LIMITED UNAUDITED CONSOLIDATED BALANCE SHEETS
19 ENTERTAINMENT LIMITED UNAUDITED CONSOLIDATED CASH FLOW STATEMENTS
19 ENTERTAINMENT LIMITED NOTES TO THE UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS